UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
November 2, 2020
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.10	LEN	New York Stock Exchange
Class B Common Stock, par value $.10	LEN.B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 2, 2020, Irving Bolotin and Scott Stowell, both members of the Board of Directors (the “Board”) of Lennar Corporation (the “Company”), each notified the Board that he does not plan to stand for re-election at the Company’s 2021 Annual Meeting of Stockholders. Mr. Bolotin and Mr. Stowell have been valuable members of the Company’s Board. Each of Mr. Bolotin’s and Mr. Stowell’s decision reflects the continuing focus of the Board on inclusion and diversity and the need for vacancies as a part of that focus. Their decisions were not the result of any disagreement with the Company.

(c)

On November 2, 2020, the Board elected Rick Beckwitt and Jon Jaffe to new executive positions with the Company.

Mr. Beckwitt, 61, who had been the Chief Executive Officer of the Company, and Mr. Jaffe, 61, who had been the President of the Company, each was elected to the positions of Co-Chief Executive Officer and Co-President of the Company. Mr. Beckwitt and Mr. Jaffe each has also been a member of the Board of Directors of the Company since 2018.

Biographical information about each of Mr. Beckwitt and Mr. Jaffe appears in the Company’s Annual Report on Form 10-K for the year ended November 30, 2019 and is incorporated herein by reference.
The compensation arrangements of Mr. Beckwitt and Mr. Jaffe did not change as a result of their new positions. There are no arrangements or understanding between either of the officers and any other person pursuant to which either officer was elected to the positions described above. There are no family relationships between either of the officers and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with either of the officers requiring disclosure under Item 404(a) of Regulation S-K, except for those transactions disclosed in the Company’s Proxy Statement dated February 26, 2020 relating to the 2020 Annual Meeting of Stockholders.
A press release announcing the foregoing is attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020	Lennar Corporation

	By:	/s/ Diane Bessette
	Name:	Diane Bessette
	Title:	Vice President, Chief Financial Officer and Treasurer

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